MASTER CUSTODY AGREEMENT

                             EXHIBIT A

The following is a list of the Investment Companies and their respective Series for which the Custodian shall serve under the Master Custody Agreement dated as of February 16, 1996.

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
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INVESTMENT COMPANY              ORGANIZATION            SERIES ---(IF APPLICABLE)
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Adjustable Rate Securities        Delaware Business       U.S. Government Adjustable Rate Mortgage
Portfolios                        Trust                   Portfolio


Franklin California Tax-Free      Maryland Corporation
Income Fund, Inc.

Franklin California Tax-Free      Massachusetts          Franklin California Insured Tax-Free Income Fund
Trust                             Business Trust         Franklin California Tax-Exempt Money Fund
                                                         Franklin California Intermediate-Term Tax-Free Income Fund

Franklin Custodian Funds, Inc.    Maryland Corporation   Growth Series
                                                         Utilities Series
                                                         Dynatech Series
                                                         Income Series
                                                         U.S. Government Securities Series

Franklin Growth and Income Fund   Delaware Business
                                  Trust

Franklin Federal Money Fund       California
                                  Corporation

Franklin Federal Tax- Free        California
Income Fund                       Corporation

Franklin Gold & Precious          Delaware Business
Metals Fund                       Trust

Franklin High Income Trust        Delaware Business      AGE High Income Fund
                                  Trust
Franklin Investors Securities     Massachusetts          Franklin Global Government Income Fund
Trust                             Business Trust         Franklin Short-Intermediate U.S. Govt
                                                         Securities Fund
                                                         Franklin Convertible Securities Fund
                                                         Franklin Adjustable U.S. Government
                                                         Securities Fund
                                                         Franklin Equity Income Fund
                                                         Franklin Total Return Fund

Franklin Managed Trust            Delaware Business      Franklin Rising Dividends Fund
                                  Trust

Franklin Money Fund               California
                                  Corporation

Franklin Municipal Securities     Delaware Business      Franklin California High Yield Municipal Fund
Trust                             Trust                  Franklin Tennessee Municipal Bond Fund

Franklin Mutual Series Fund       Maryland Corporation   Mutual Shares Fund
Inc.                                                     Mutual Beacon Fund
                                                         Mutual Qualified Fund
                                                         Mutual Discovery Fund
                                                         Mutual European Fund
                                                         Mutual Financial Services Fund

Franklin New York Tax-Free        Delaware Business
Income Fund                       Trust

Franklin New York Tax-Free        Massachusetts          Franklin New York Tax-Exempt Money Fund
Trust                             Business Trust         Franklin New York Intermediate-Term Tax-Free Income Fund
                                                         Franklin New York Insured Tax-Free Income Fund

Franklin Real Estate              Delaware Business      Franklin Real Estate Securities Fund
Securities Trust                  Trust

Franklin Strategic Mortgage       Delaware Business
Portfolio                         Trust

Franklin Strategic Series         Delaware Business     Franklin California Growth Fund
                                  Trust                 Franklin Strategic Income Fund
                                                        Franklin Global Communications Fund
                                                        Franklin Small Cap Growth Fund I
                                                        Franklin Global Health Care Fund
                                                        Franklin Natural Resources Fund
                                                        Franklin Blue Chip Fund
                                                        Franklin Biotechnology Discovery Fund
                                                        Franklin U.S. Long-Short Fund
                                                        Franklin Large Cap Growth Fund
                                                        Franklin Aggressive Growth Fund
                                                        Franklin Small Cap Growth Fund II
                                                        Franklin Technology Fund

Franklin Tax-Exempt Money Fund   California
                                 Corporation

Franklin Tax-Free Trust          Massachusetts          Franklin Massachusetts Insured Tax-Free Income Fund
                                 Business Trust         Franklin Michigan Insured Tax-Free Income Fund
                                                        Franklin Minnesota Insured Tax-Free Income Fund
                                                        Franklin Insured Tax-Free Income Fund
                                                        Franklin Ohio Insured Tax-Free Income Fund
                                                        Franklin Puerto Rico Tax-Free Income Fund
                                                        Franklin Arizona Tax-Free Income Fund
                                                        Franklin Colorado Tax-Free Income Fund
                                                        Franklin Georgia Tax-Free Income Fund
                                                        Franklin Pennsylvania Tax-Free Income Fund
                                                        Franklin High Yield Tax-Free Income Fund
                                                        Franklin Missouri Tax-Free Income Fund
                                                        Franklin Oregon Tax-Free Income Fund
                                                        Franklin Texas Tax-Free Income Fund
                                                        Franklin Virginia Tax-Free Income Fund
                                                        Franklin Alabama Tax-Free Income Fund
                                                        Franklin Florida Tax-Free Income Fund
                                                        Franklin Connecticut Tax-Free Income Fund
                                                        Franklin Louisiana Tax-Free Income Fund
                                                        Franklin Maryland Tax-Free Income Fund
                                                        Franklin North Carolina Tax-Free Income Fund
                                                        Franklin New Jersey Tax-Free Income Fund
                                                        Franklin Kentucky Tax-Free Income Fund
                                                        Franklin Federal Intermediate-Term Tax-Free Income Fund
                                                        Franklin Florida Insured Tax-Free Income fund

Franklin Templeton Fund          Delaware Business      Franklin Templeton Conservative Target Fund
Allocator Series                 Trust                  Franklin Templeton Moderate Target Fund
                                                        Franklin Templeton Growth Target Fund

Franklin Templeton Global Trust  Delaware Business      Franklin Templeton Global Currency Fund
                                 Trust                  Franklin Templeton Hard Currency Fund

Franklin Templeton               Delaware Business      Templeton Pacific Growth Fund
International Trust              Trust                  Templeton Foreign Smaller Companies Fund

Franklin Templeton Money Fund    Delaware Business      Franklin Templeton Money Fund
Trust                            Trust

Franklin Value Investors Trust   Massachusetts          Franklin Balance Sheet Investment Fund
                                 Business Trust         Franklin MicroCap Value Fund
                                                        Franklin Value Fund
                                                        Franklin Large Cap Value Fund

Franklin Templeton Variable      Massachusetts          Franklin Money Market Fund
Insurance Products Trust         Business Trust         Franklin Growth and Income Fund
                                                        Franklin Natural Resources Securities Fund
                                                        Franklin Real Estate Fund
                                                        Franklin Global Communications Securities Fund
                                                        Franklin High Income Fund
                                                        Templeton Global Income Securities Fund
                                                        Franklin Income Securities Fund
                                                        Franklin U.S. Government Fund
                                                        Franklin Zero Coupon Fund - 2005
                                                        Franklin Zero Coupon Fund - 2010
                                                        Franklin Rising Dividends Securities Fund
                                                        Templeton Pacific Growth Securities Fund
                                                        Templeton International Securities Fund
                                                        Templeton Developing Markets Securities Fund
                                                        Templeton Growth Securities Fund
                                                        Templeton Asset Strategy Fund
                                                        Franklin Small Cap Fund
                                                        Franklin Large Cap Growth Securities Fund
                                                        Templeton International Smaller Companies Fund
                                                        Mutual Discovery Securities Fund
                                                        Mutual Shares Securities Fund
                                                        Franklin Global Health Care Securities Fund
                                                        Franklin Value Securities Fund
                                                        Franklin Aggressive Growth Securities Fund
                                                        Franklin S&P 500 Index Fund
                                                        Franklin Strategic Income Securities Fund
                                                        Franklin Technology Securities Fund

Institutional Fiduciary Trust    Massachusetts          Money Market Portfolio
                                 Business Trust         Franklin U.S. Government Securities Money Market Portfolio
                                                        Franklin Cash Reserves Fund

The Money Market Portfolios      Delaware Business      The Money Market Portfolio
                                 Trust                  The U.S. Government Securities Money Market Portfolio

Franklin Floating Rate Master    Delaware Business      Franklin Floating Rate Master Series
Trust                            Trust

CLOSED END FUNDS:

Franklin Multi-Income Trust      Massachusetts
                                 Business Trust

Franklin Universal Trust         Massachusetts
                                 Business Trust

Franklin Floating Rate Trust     Delaware Business
                                 Trust

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